EXHIBIT 99.4


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           I, Randall Blank, as Chief Financial Officer of SEACOR SMIT Inc. (the "Company"), certify, pursuant to 18 U.S.C.ss. 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

           (1) the accompanying Annual Report on Form 10-K for the fiscal year ending December 31, 2002 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

           (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: April 7, 2003

                                              /s/ Randall Blank
                                              ------------------------------
                                              Randall Blank
                                              Chief Financial Officer






A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.